                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of October 1, 1995 95-8 between the Company and First Star Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1995 to November 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of December, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Assistant Vice President and
                                     Assistant Controller

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.15%, 6.35%, 6.60%,
                                  6.90%, 7.35%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-8
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1995

                              CUSIP#'S  393505-JP8,JQ6,JR4,JS2,JT0,JU7
                              TRUST ACCOUNT #80-4018600
                              REMITTANCE DATE:  12/15/95

                                               Total $       Per $1,000
                                                Amount        Original
                                            -------------    ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                         $6,738,216.10

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                       0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                            0.00

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Remittance Rate(6.05%)        6.05%
         b. Class A-1 Interest                 270,159.55    4.73964123
         c. Class A-2 Remittance Rate(6.15%)        6.15%
         d. Class A-2 Interest                 386,937.50    5.12500000
         e. Class A-3 Remittance Rate(6.35%)        6.35%
         f. Class A-3 Interest                 254,000.00    5.29166667
         g. Class A-4 Remittance Rate(6.60%)        6.60%
         h. Class A-4 Interest                 225,500.00    5.50000000
         i. Class A-5 Remittance Rate(6.90%)        6.90%
         j. Class A-5 Interest                 408,250.00    5.75000000
         k. Class A-6 Remittance Rate
             (7.35%,unless Weighted Average
             Contract Rate is below 7.35%)          7.35%
         l. Class A-6 Interest                 648,025.00    6.12500000

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                 .00           .00

     (4) Remaining:
         a. Unpaid Class A Interest
             Shortfall                                .00           .00

B.   Principal
     (5) Formula Principal Distribution
          Amount                             2,914,211.56           N/A
         a. Scheduled Principal                607,870.04           N/A
         b. Principal Prepayments            2,306,341.52           N/A
         c. Liquidated Contracts                      .00           N/A
         d. Repurchases                               .00           N/A

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.15%, 6.35%, 6.60%,
                                 6.90%, 7.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-8
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995
                            CUSIP#'S  393505-JP8,JQ6,JR4,JS2,JT0,JU7
                            TRUST ACCOUNT #80-4018600
                            REMITTANCE DATE:  12/15/95

  (6)  Pool Scheduled Principal
        Balance                           473,557,963.30   986.81179482
 (6a)  Pool Factor                             .98681179

  (7)  Unpaid Class A Principal Shortfall
       (if any)following prior Remittance
       date                                          .00

  (8)  Class A Percentage for such Remittance
       Date                                       90.43%

  (9)  Class A Percentage for the following
        Remittance Date                           90.37%

 (10)  Class A Principal Distribution:
       a. Class A-1                         2,914,211.56    51.12651860
       b. Class A-2                                  .00            .00
       c. Class A-3                                  .00            .00
       d. Class A-4                                  .00            .00
       e. Class A-5                                  .00            .00
       f. Class A-6                                  .00            .00

 (11)  Class A-1 Principal Balance         50,671,154.30   888.96761930
(11a)  Class A-1 Pool Factor                   .88896762

 (12)  Class A-2 Principal Balance         75,500,000.00   1000.0000000
(12a)  Class A-2 Pool Factor                  1.00000000

 (13)  Class A-3 Principal Balance         48,000,000.00   1000.0000000
(13a)  Class A-3 Pool Factor                  1.00000000

 (14)  Class A-4 Principal Balance         41,000,000.00   1000.0000000
(14a)  Class A-4 Pool Factor                  1.00000000

 (15)  Class A-5 Principal Balance         71,000,000.00   1000.0000000
(15a)  Class A-5 Pool Factor                  1.00000000

 (16)  Class A-6 Principal Balance        105,800,000.00   1000.0000000
(16a)  Class A-6 Pool Factor                  1.00000000

 (17)  Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                          .00

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.15%, 6.35%, 6.60%,
                                  6.90%, 7.35%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-8
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1995

                              CUSIP#'S  393505-JP8,JQ6,JR4,JS2,JT0,JU7
                              TRUST ACCOUNT #80-4018600
                              REMITTANCE DATE:  12/15/95


C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

  (18)  31-59 days                               1,350,625.41         36

  (19)  60 days or more                                     0          0

  (20)  Current Month Repossessions                         0          0

  (21)  Repossession Inventory                              0          0

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in November, 1999)

  (22) Average Sixty-Day Delinquency Ratio Test

       (a) Sixty-Day Delinquency Ratio for current
           Remittance Date                                          .00%

       (b) Average Sixty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 3.5%)                             .00%

  (23) Average Thirty-Day Delinquency Ratio Test

       (a) Thirty-Day Delinquency Ratio for current
           Remittance Date                                          .29%

       (b) Average Thirty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 5.5%)                             .13%

  (24) Cumulative Realized Losses Test

       (a) Cumulative Realized Losses for the current Remittance
           Date (as a percentage of Cut-off Date Pool Principal
           Balance; may not exceed 5.5% from November 1, 1999 to
           October 31, 2000, 6.5% from November 1, 2000 to
           October 31, 2001, 8.5% from November 1, 2001 to
           October 31, 2002 and 9.5% thereafter)                      0%

  (25) Current Realized Losses Test

       (a) Current Realized Losses for current Remittance
           Date                                                        0

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.15%, 6.35%, 6.60%,
                                  6.90%, 7.35%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-8
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1995

                              CUSIP#'S  393505-JP8,JQ6,JR4,JS2,JT0,JU7
                              TRUST ACCOUNT #80-4018600
                              REMITTANCE DATE:  12/15/95

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                       0%

(26) Class M-1 Principal Balance Test

     (a) Pool Scheduled Principal Balance as of preceding Remittance Date divided by sum of Class M-1 Principal Balance and
         Class B Principal Balance (before distributions on current
         Remittance Date; must equal or exceed 25.5%)            17.00%

(27) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance for prior Remittance date (must
         equal or exceed 14.25%) and the Class B Principal
         Balance as of such Remittance Date is greater than
         or equal to $9,597,736.00                                9.57%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-8
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT        CUSIP#'S 393505-JV5
                                November, 1995        TRUST ACCOUNT #80-4018600
                                    Page 5            REMITTANCE DATE:  12/15/95



                                                Total $         Per $1,000
                                                 Amount          Original
                                               ---------       ------------
CLASS M1 CERTIFICATES
---------------------
 (28)  Amount available (including Monthly
       Servicing Fee)                       1,631,132.49

A.     Interest
 (29)  Aggregate interest
       a. Class M-1 Remittance Rate (7.30%,
           unless Weighted Average Contract
           Rate is below 7.30%)                     7.30%
       b. Class M-1 Interest                  218,939.17         6.08333343

 (30)  Amount applied to Class M-1 Interest
       Deficiency Amount                             .00                  0

 (31)  Remaining unpaid Class M-1 Interest
       Deficiency Amount                             .00                  0

 (32)  Amount Applied to:
       a. Unpaid Class M-1 Interest Shortfall        .00                  0

 (33)  Remaining:
       a. Unpaid Class M-1 Interest Shortfall        .00                  0

B.     Principal
 (34)  Formula Principal Distribution Amount
       a. Scheduled Principal                        .00                N/A
       b. Principal Prepayments                      .00                N/A
       c. Liquidated Contracts                       .00                N/A
       d. Repurchases                                .00                N/A

 (35)  Class M-1 Principal Balance         35,990,000.00      1000.00000000
(35a)  Class M-1 Pool Factor                  1.00000000

 (36)  Class M-1 Percentage for such Remittance
       Date                                          .00%

 (37)  Class M-1 Percentage for the following
       Remittance Date                               .00%

 (38)  Class M-1 Principal Distribution:
       a. Class M-1 (current)                        .00         0.00000000
       b. Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                       .00

 (39)  Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance
       Date                                          .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.30%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-8
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                November, 1995      CUSIP#'S 393505-JW3,JX1
                                    Page 5          REMITTANCE DATE:  12/15/95


                                                 Total $         Per $1,000
                                                  Amount           Original
                                                ---------       ------------
Class B1 Certificates
---------------------
  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including
       Monthly Servicing Fee)                1,412,193.32

  (2)  Class B-1 Remittance Rate (7.30%
       unless Weighted Average Contract
       Rate is below 7.30%)                          7.30%

  (3)  Aggregate Class B1 Interest             160,600.00         6.08333333

  (4)  Amount applied to Unpaid Class
       B1 Interest Shortfall                          .00                .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                             .00                .00

  (6)  Amount applied to Class B1 Interest
       Deficiency Amount                              .00

  (7)  Remaining Unpaid Class B-1 Interest
       Deficiency Amount                              .00

  (8)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date       .00

 (8a)  Class B Percentage for such Remittance Date    .00

 (8b)  Class B Percentage for the following
       Remittance Date                                .00

  (9)  Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)         .00

(10a)  Class B1 Principal Shortfall                   .00

(10b)  Unpaid Class B1 Principal Shortfall            .00

 (11)  Class B Principal Balance            45,596,809.00

 (12)  Class B1 Principal Balance           26,400,000.00

Class B2 Certificates
---------------------
 (13)  Remaining Amount Available            1,251,593.32

 (14)  Class B-2 Remittance Rate (7.65%
       unless Weighted Average Contract
       Rate is less than 7.65%)                      7.65%

 (15)  Aggregate Class B2 Interest             122,379.66         6.37500014



                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.30%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-8
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                November, 1995      CUSIP#'S 393505-JW3,JX1
                                    Page 5          REMITTANCE DATE:  12/15/95


                                                   Total $        Per $1,000
                                                   Amount          Original
                                                  ---------      ------------
  (16) Amount applied to Unpaid Class
       B2 Interest Shortfall                            .00               .00

  (17) Remaining Unpaid Class B2
       Interest Shortfall                               .00               .00

  (18) Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance
       Date                                             .00

  (19) Class B2 Principal Liquidation Loss
       Amount                                           .00

  (20) Class B2 Principal (zero until Class
       B1 paid down; thereafter, Class B
       Percentage of Formula Principal
       Distribution Amount)                             .00

  (21) Guarantee Payment                                .00

  (22) Class B2 Principal Balance             19,196,809.00

  (23) Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive at
       Amount Available if the Company or Green
       Tree Financial Corporation is not the
       Servicer; deducted from funds remaining
       after payment of Class A Distribution
       Amount, Class M-1 Distribution Amount,
       Class B-1 Distribution Amount and Class
       B-2 Distribution Amount; if the Company
       or Green Tree Financial Corporation
       is the Servicer)                          198,530.07

  (24) 3% Guarantee Fee                          930,683.59

  (25) Class C Residual Payment                         .00

  (26) Class M-1 Interest Deficiency on such
       Remittance Date                                  .00

  (27) Class B-1 Interest Deficiency on such
       Remittance Date                                  .00

  (28) Repossessed Contracts                            .00

  (29) Repossessed Contracts Remaining
       in Inventory                                     .00

  (30) Weighted Average Contract Rate              10.11834